                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 3rd day of March, 1995.





                                        ROBERT J. FARLING
                                        ----------------------
                                        Robert J. Farling
                                        Chairman, President and Chief
                                        Executive Officer and Director





Signed and acknowledged in the presence of:        J. T. PERCIO
                                           -----------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 3rd day of March, 1995.





                                        GARY R. LEIDICH
                                        ----------------------
                                        Gary R. Leidich
                                        Vice President and Chief Financial
                                        Officer





Signed and acknowledged in the presence of:          J. T. PERCIO
                                           --------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

  IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 24th day of Feb., 1995.





                                        E. LYLE PEPIN
                                        ------------------
                                        E. Lyle Pepin
                                        Controller





Signed and acknowledged in the presence of:        RUTH A. HARNER
                                           -----------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

  IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 4th day of March, 1995.





                                RICHARD P. ANDERSON
                                ------------------------
                                Richard P. Anderson
                                Director





Signed and acknowledged in the presence of:     JOANNE KAPNICK
                                           -----------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28 day of February, 1995.





                     A. C. BERSTICKER
                     --------------------------
                     Albert C. Bersticker
                     Director





Signed and acknowledged in the presence of:       T. A. COMMES
                                           -------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28 day of Feb., 1995.





                         LEIGH CARTER
                         -----------------------
                         Leigh Carter
                         Director





Signed and acknowledged in the presence of:       JEAN C. BROOKS
                                           -------------------------------

                                                                EXHIBIT 24 (CEC)


                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

  IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 24th day of February, 1995.





                                THOMAS A. COMMES
                                ---------------------------
                                Thomas A. Commes
                                Director





Signed and acknowledged in the presence of:        J. T. PERCIO
                                           -----------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

  IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28th day of February, 1995.





                        WILLIAM F. CONWAY
                        -------------------------
                        William F. Conway
                        Director





Signed and acknowledged in the presence of:        J. T. PERCIO
                                           ----------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

  IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28th day of February, 1995.





                        WAYNE R. EMBRY
                        -----------------------
                        Wayne R. Embry
                        Director





Signed and acknowledged in the presence of:      TERRENCE G. LINNERT
                                           --------------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

  IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 27 day of Feb., 1995.





                        GEORGE H. KAULL
                        -----------------------
                        George H. Kaull
                        Director





Signed and acknowledged in the presence of:       BARBARA WEBSTER
                                           ----------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

  IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 25 day of Feb., 1995.





                        R. A. MILLER
                        -------------------------
                        Richard A. Miller
                        Director





Signed and acknowledged in the presence of:       J. T. PERCIO
                                           -------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1st day of March, 1995.





                        FRANK E. MOSIER
                        ---------------------------
                        Frank E. Mosier
                        Director





Signed and acknowledged in the presence of:      PATRICIA J. CUMBERLAND
                                           ---------------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28 day of February, 1995.





                        SISTER MARY MARTHE REINHARD, SND
                        --------------------------------
                        Sister Mary Marthe Reinhard, SND
                        Director





Signed and acknowledged in the presence of:      SR. M. JOANNE MILLER, SND
                                           ---------------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 15 day of March, 1995.





                                ROBERT C. SAVAGE
                                -----------------------
                                Robert C. Savage
                                Director





Signed and acknowledged in the presence of:       STACY L. TAYLOR
                                           ----------------------------

                                                                EXHIBIT 24 (CEC)

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------




  The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1994, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

  IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 15th day of March, 1995.





                                WILLIAM J. WILLIAMS
                                ------------------------------
                                William J. Williams
                                Director





Signed and acknowledged in the presence of:      SARA J. WILLIAMS
                                           --------------------------------